UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2009
Cal Dive International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33206 (Commission File Number)	61-1500501 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 361-2600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
The following information is being provided under Form 8-K, Item 7.01, and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Cal Dive International, Inc. (the “Company”) specifically incorporates this information by reference, and none of this information should be deemed “filed” under such acts.
On September 14, 2009, the Company issued the press release included herein as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press release issued by Cal Dive International, Inc. on September 14, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAL DIVE INTERNATIONAL, INC.
By:	/s/ G. Kregg Lunsford
G. Kregg Lunsford
Executive Vice President, Chief Financial Officer and Treasurer

Date: September 14, 2009